OPPENHEIMER INTERNATIONAL SMALL COMPANY

Supplement dated December 2, 2015 to the

Prospectus and Statement of Additional Information dated December 29, 2014

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer International Small Company Fund (the “Fund”), each dated December 29, 2014 and is in addition to any other supplement(s).

The Board of Trustees of the Fund has approved the following proposal and submits it to shareholdres of the Fund for their approval:

1.	To approve an Amended Investment Advisory Agreement for the Fund. On November 17, 2015, the Board approved, subject to shareholder approval, an amended and restated investment advisory agreement between OFI Global Asset Management, Inc. (the “Manager”) and the Fund (the “Amended Advisory Agreement”) that would increase the fees payable by the Fund to the Manager.

The proposed breakpoint schedule would be:

1.00% on the first $500 million

0.95% on the next $500 million

0.92% on the next $400 billion

0.90% on aggregate net assets over $5 billion

The Fund is an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”), which requires that a new investment advisory agreement be approved by a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act) absent special exemptive relief from the SEC. The provisions of the Investment Company Act relating to the approval of investment advisory agreements are designed to ensure that shareholders of registered investment companies are able to participate in the decision as to any change in the fees an investment advisor is paid.

The proposal requires approval by the Fund's shareholders. Shareholders of record, as of December 7, 2015, will be entitled to vote on the proposal and will receive a proxy statement describing the proposals and the shareholder meeting. Preliminary proxy materials describing the proposals have been filed with the Securities and Exchange Commission on December 2, 2015. The definitive proxy statement is expected to be distributed to shareholders of record on or about January 4, 2016. The anticipated date of the shareholder meeting is on or about February 12, 2016. If approved by the shareholders, the proposal is expected to be implemented as soon as reasonably practicable.

December 2, 2015                                                                                                           PS0815.041